UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 3, 2016

GTT Communications, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Tysons One Place

Suite 1450

McLean, VA 22102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement

On May 3, 2016, GTT Communications, Inc. (the “Company”) entered into an Incremental Term Loan Assumption Agreement (the “Incremental Agreement”) with KeyBank National Association, as administrative agent and as the Incremental Term Lender party thereto. The Incremental Agreement relates to, and was entered into pursuant to, that certain Credit Agreement, dated as of October 22, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”) by and among (1) the Company, as borrower, (2) KeyBank National Association, as administrative agent, letter of credit issuer, swing line lender and a lender, (3) SunTrust Bank, as syndication agent and a lender, (4) KeyBank Capital Markets Inc. and SunTrust Robinson Humphrey, Inc. as joint lead arrangers and joint bookrunners, (5) MUFG Union Bank, N.A., Pacific Western Bank, CIT Bank, N.A., ING Capital LLC, Société Générale and CoBank, ACB, as co-documentation agents, and (6) the other lenders party thereto.  The Incremental Agreement establishes a new $30 million tranche of term loan commitments, bringing the total sum of term loans issued under the Credit Agreement, as modified by the Incremental Agreement, to $430 million.

The term loans made pursuant to the Incremental Agreement have terms and conditions identical to the existing term loans under the Credit Agreement except for the amortization schedule. Repayment will occur on the last day of each March, June, September and December, beginning with June 30, 2016. Each amortization payment will be $75,000, with the remaining balance of the term loans due on October 22, 2022.  The proceeds of the term loans made pursuant to the Incremental Agreement were used to repay outstanding revolving loans. Notwithstanding such repayment, the revolving loan commitments under the Credit Agreement, as modified by the Incremental Agreement, remain at $50 million.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 2.03                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01              Financial Statements and Exhibits

(d)         Exhibits

10.1                        Incremental Term Loan Assumption Agreement, dated as of May 3, 2016, among (1) GTT Communications, Inc., a Delaware corporation as the borrower, (2) KeyBank National Association, as the administrative agent, and (3)  KeyBank National Association, as the Initial Term Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2016	GTT COMMUNICATIONS, INC.

Chris McKee
Chris McKee
Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1

Incremental Term Loan Assumption Agreement, dated as of May 3, 2016, among (1) GTT Communications, Inc., a Delaware corporation as the borrower, (2) KeyBank National Association, as the administrative agent, and (3)  KeyBank National Association, as the Initial Term Lender.